Exhibit 99.2

LOWE'S

Q4 2025
RESULTS

Financial Highlights

+1.3% COMP SALES

32.5% GROSS MARGIN
-40 basis points vs. LY

32.7% ADJ. GROSS MARGIN[1]
-18 basis points vs. LY ADJ. GROSS MARGIN[1]

8.3% OPERATING MARGIN
-157 basis points vs. LY

9.0% ADJ. OPERATING MARGIN[1]
-41 basis points vs. LY ADJ. OPERATING MARGIN[1]

$1.78 DILUTED EPS
-10.6% vs. LY

$1.98 ADJ. DILUTED EPS[1]
+2.6% vs. LY ADJ DILUTED EPS[1]

We returned **$673 MILLION** to our shareholders through dividends

1. Adjusted Gross Margin, Adjusted Operating Margin, and Adjusted Diluted EPS are non-GAAP financial measures. Refer to ir.lowes.com for a reconciliation of non-GAAP measures.

Marvin R. Ellison, Chairman & CEO

"We delivered strong results this quarter, as our Total Home strategy is resonating with both our Pro and DIY customers. While the housing macro remains pressured, we are focused on directing what is within our control. We remain confident that we are well-positioned to take share regardless of the macro environment."

Comparable Sales Summary

COMP TRANSACTIONS	-2.3%
COMP **$107.28** AVERAGE TICKET	+3.6%
ONLINE SALES GROWTH	+10.5%

Monthly Comp Sales Performance



NOV
DEC
JAN
+0.4%
-2.5%
-1.0%
+4.8%
+5.8%
-2.2%
2025
2024

Comp Sales by Ticket Size



>$500
+4.0%
$100-$500
-0.1%
<$100
-1.4%

Product Category Performance

Positive Comp Sales in
9 of 14
product categories

- APPLIANCES
- ELECTRICAL
- KITCHENS & BATH
- LAWN & GARDEN
- HARDWARE
- MILLWORK
- PAINT
- ROUGH PLUMBING
- SEASONAL & OUTDOOR LIVING

12 of 15 Regions
Delivered positive comp sales growth

$125M
Frontline **discretionary bonuses**

Total Home Strategy Updates

LOWE'S PRO
Positive Pro comp sales driven by broad-based growth across categories and regions

LOWE'S creator
Record-setting Black Friday & Cyber Monday weekend supported by Lowe's Creator Network

Completed **pet & workwear rollout** to 1,000 stores

LOWE'S

FY 2025

RESULTS



J.D. Power #1 in customer satisfaction

Fortune #1 Most Admired Specialty Retailer

Annual pledge to make America's communities a better place to live and work

* For J.D. Power 2025 award information, visit jdpower.com/awards

Financial Highlights

$86.3B IN SALES	**33.5%** GROSS MARGIN +16 basis points	**11.8%** OPERATING MARGIN -74 basis points	**$11.85** DILUTED EPS -3.1%
+0.2% COMP SALES	**33.5%** ADJ. GROSS MARGIN[1] +22 basis points	**12.1%** ADJ. OPERATING MARGIN[1] -19 basis points	**$12.28** ADJ. DILUTED EPS[1] +2.4%

We returned **$2.6 BILLION** to our shareholders through dividends

1. Adjusted Gross Margin, Adjusted Operating Margin, and Adjusted Diluted EPS are non-GAAP financial measures. Refer to ir.lowes.com for a reconciliation of non-GAAP measures.

Comparable Sales Summary

COMP TRANSACTIONS **-2.8%**

COMP **$106.17** AVERAGE TICKET **+3.0%**

ONLINE SALES GROWTH **+8.8%**

Quarterly Comp Sales Performance


Q1 2025
Q2 2025
Q3 2025
Q4 2025
+1.1%
+0.4%
1.3%
-1.7%

Product Category Performance

Positive Comp Sales in **5 of 14 product categories**

- APPLIANCES
- LAWN & GARDEN
- ROUGH PLUMBING
- BUILDING MATERIALS
- PAINT

7 of 15 Regions

Delivered positive comp sales growth

Total Home Strategy Updates

Closed on acquisitions of **Foundation Building Materials and Artisan Design Group**

Positive Pro comps as we relaunched **MyLowe's Pro Rewards** and began multi-year buildout of Pro Extended Aisle

Launched **Mylow**, the first AI-powered home improvement virtual advisor for customers and associates

Q4 and Fiscal 2025 Reconciliation of Non-GAAP Measures Management of Lowe's Companies, Inc. (the Company) uses certain non-GAAP financial measures to provide additional insight for analysts and investors in evaluating the Company's financial and operating performance. These non-GAAP financial measures should not be considered alternatives to, or more meaningful indicators of, the Company's financial measures as prepared in accordance with GAAP. The Company's methods of determining these non-GAAP financial measures may differ from the methods used by other companies and may not be comparable. The Company has provided the following non-GAAP financial measures to assist in comparing its operating performance for the three months ended and years ending January 30, 2026 and January 31, 2025, respectively: adjusted gross margin; adjusted operating margin; and adjusted diluted earnings per share. These measures exclude the impacts of certain items, further described below, not contemplated in Lowe's Business Outlook. Fiscal 2025 Impacts: • In the fourth quarter of fiscal 2025, the Company recognized pre-tax expenses of $149 million consisting of transaction costs and intangible asset amortization related to the acquisitions of Artisan Design Group and Foundation Building Materials (Acquisition of businesses). • In the third quarter of fiscal 2025, the Company recognized pre-tax expenses of $129 million consisting of transaction costs and intangible asset amortization related to the acquisitions of Artisan Design Group and Foundation Building Materials (Acquisition of businesses). • In the second quarter of fiscal 2025, the Company recognized pre-tax expenses of $43 million consisting of transaction costs and intangible asset amortization related to the acquisition of Artisan Design Group (Acquisition of businesses). Fiscal 2024 Impacts: • In the fourth quarter of fiscal 2024, the Company recognized pre-tax income of $80 million consisting of a realized gain on the contingent consideration associated with the fiscal 2022 sale of the Canadian retail business (Canadian retail business transaction). • In the third quarter of fiscal 2024, the Company recognized pre-tax income of $54 million consisting of a realized gain on the contingent consideration associated with the fiscal 2022 sale of the Canadian retail business (Canadian retail business transaction). • In the second quarter of fiscal 2024, the Company recognized pre-tax income of $43 million consisting of a realized gain on the contingent consideration associated with the fiscal 2022 sale of the Canadian retail business (Canadian retail business transaction). The following provides a reconciliation of the Company's non-GAAP financial measures to the most directly comparable GAAP financial measures:

Three Months Ended Year Ended Adjusted Gross Margin (in millions, except percentage data) January 30, 2026 January 30, 2026 Gross Margin, As Reported $ 6,681 $ 28,885 Acquisition of businesses 46 54 Adjusted Gross Margin $ 6,727 $ 28,939 Gross Margin, % of Sales 32.46% 33.48 % Adjusted Gross Margin, % of Sales 32.68% 33.54 % Three Months Ended Years Ended Adjusted Operating Income (in millions, except percentage data) January 30, 2026 January 31, 2025 January 30, 2026 January 31, 2025 Operating Income, As Reported $ 1,708 $ 1,830 $ 10,153 $ 10,466 Acquisition of businesses 149 — 293 — Canadian retail business transaction — (80) — (177) Adjusted Operating Income $ 1,857 $ 1,750 $ 10,446 $ 10,289 Operating Margin, % of Sales 8.30% 9.87% 11.77% 12.51 % Adjusted Operating Margin, % of Sales 9.02% 9.43% 12.11% 12.30 % Three Months Ended January 30, 2026 January 31, 2025 Adjusted Diluted Earnings Per Share Pre-Tax Earnings Tax 1 Net Earnings Pre-Tax Earnings Tax 1 Net Earnings Diluted Earnings Per Share, As Reported $ 1.78 $ 1.99 Acquisition of businesses 0.27 (0.07) 0.20 — — — Canadian retail business transaction — — — (0.14) 0.08 (0.06) Adjusted Diluted Earnings Per Share $ 1.98 $ 1.93 1 Represents the tax benefit or expense related to the item excluded from adjusted diluted earnings per share. Adjusted Diluted Earnings Per Share Years Ended January 30, 2026 January 31, 2025 Pre-Tax Earnings Tax 1 Net Earnings Pre-Tax Earnings Tax 1 Net Earnings Diluted Earnings Per Share, As Reported $ 11.85 $ 12.23 Acquisition of businesses 0.57 (0.14) 0.43 — — — Canadian retail business transaction — — — (0.31) 0.07 (0.24) Adjusted Diluted Earnings Per Share $ 12.28 $ 11.99

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believe”, “expect”, “anticipate”, “plan”, “desire”, “project”, “estimate”, “intend”, “will”, “should”, “could”, “would”, “may”, “strategy”, “potential”, “opportunity”, “outlook”, “scenario”, “guidance”, and similar expressions are forward-looking statements. Forward-looking statements involve, among other things, expectations, projections, and assumptions about future financial and operating results, objectives (including objectives related to environmental and social matters), business outlook, priorities, sales growth, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for products and services including customer acceptance of new offerings and initiatives, macroeconomic conditions and consumer spending, share repurchases, and Lowe’s strategic initiatives, including those relating to acquisitions and dispositions and the impact of such transactions on our strategic and operational plans and financial results. Such statements involve risks and uncertainties, and we can give no assurance that they will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. A wide variety of potential risks, uncertainties, and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, changes in general economic conditions, such as volatility and/or lack of liquidity from time to time in U.S. and world financial markets and the consequent reduced availability and/or higher cost of borrowing to Lowe’s and its customers, slower rates of growth in real disposable personal income that could affect the rate of growth in consumer spending, inflation and its impacts on discretionary spending and on our costs, shortages, and other disruptions in the labor supply, interest rate and currency fluctuations, home price appreciation or decreasing housing turnover, age of housing stock, the availability of consumer credit and of mortgage financing, trade policy changes or additional tariffs, outbreaks of pandemics, fluctuations in fuel and energy costs, inflation or deflation of commodity prices, natural disasters, geopolitical or armed conflicts, acts of both domestic and international terrorism, and other factors that can negatively affect our customers. Investors and others should carefully consider the foregoing factors and other uncertainties, risks and potential events including, but not limited to, those described in “Item 1A - Risk Factors” in our most recent Annual Report on Form 10-K and as may be updated from time to time in Item 1A in our quarterly reports on Form 10-Q or other subsequent filings with the SEC. All such forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update these statements other than as required by law.